Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Insperity, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2024, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Paul J. Sarvadi, Chairman of the Board & Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul J. Sarvadi
Paul J. Sarvadi
Chairman of the Board & Chief Executive Officer
February 10, 2025